UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2025

Nabors Energy Transition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41744	98-1729137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 West Greens Road, Suite 1200
Houston, Texas 77067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 874-0035

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one warrant	NETDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NETD	The Nasdaq Stock Market LLC
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NETDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 17, 2025, Nabors Energy Transition Corp. II (the “Company”) issued an unsecured promissory note to Nabors Lux 2 S.a.r.l., a private limited liability company (société à responsabilité limitée) incorporated in the Grand Duchy of Luxembourg (“Nabors Lux”), an affiliate of Nabors Energy Transition Sponsor II LLC (the “Sponsor”), in the principal amount of $250,000 (the “Note”) in connection with the Extension (as defined below). The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates its initial business combination and (ii) the liquidation of the Company on or before November 19, 2025, unless such date is extended pursuant to the Company’s second amended and restated memorandum and articles of association (the “Amended Articles”), or such later liquidation date as may be approved by the Company’s shareholders.

If the Company consummates an initial business combination, it will repay the loan out of the proceeds of the trust account for its public shareholders (the “Trust Account”) or, at the option of the Sponsor, convert all or a portion of the loan into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the Company’s initial public offering. If the Company does not consummate an initial business combination, the Company will repay the loan only from funds held outside of the Trust Account.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 3.02.

Item 8.01	Other Events.

On October 17, 2025, the Company issued a press release announcing that the Company’s board of directors has elected to extend the Company’s outside date from October 18, 2025 to November 18, 2025 (the “Extension”), as permitted under the Amended Articles, to provide time to solicit shareholders for its upcoming extraordinary general meeting (the “EGM”). In connection with the Extension, Nabors Lux has deposited $250,000 into the Trust Account.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information for Shareholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the EGM, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. A definitive proxy statement will be mailed to the shareholders of the Company. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Shareholders are able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and Nabors Industries Ltd. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the EGM. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024, filed with the SEC on April 2, 2025. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

The information included herein contains statements that constitute “forward-looking statements.” Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K/A filed with the SEC on April 2, 2025, subsequently filed Quarterly Reports on Form 10-Q and the Company’s preliminary proxy statement filed with the SEC on October 16, 2025. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated as of October 17, 2025, issued to Nabors Lux by the Company.

99.1	Press Release, dated October 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2025

NABORS ENERGY TRANSITION CORP. II

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

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